                                                                   Exhibit 10.54

                               SECURITY AGREEMENT
                               ------------------

     SECURITY AGREEMENT, dated as of March 29, 2002March [__], 2002, between U.S. XPRESS ENTERPRISES, INC., a Nevada corporation, U.S. XPRESS, INC., a Nevada corporation, CSI/CROWN, INC., a Georgia corporation, and U.S. XPRESS LEASING, INC., a Tennessee corporation (each of the foregoing, a "Borrower" and
                                                         --------
collectively, the "Borrowers"), XPRESS AIR, INC., a Tennessee corporation,
                   ---------
XPRESS COMPANY STORE, INC., a Tennessee corporation, XPRESS HOLDINGS, INC., a Nevada corporation, CSI ACQUISITION CORPORATION, a Georgia corporation, and DEDICATED XPRESS SERVICES, INC., a Nevada corporation (each of the foregoing, a "Guarantor" and collectively, the "Guarantors") (each of the Borrowers and the
 ---------                         ----------
Guarantors being sometimes referred to herein as a "Company" and collectively,
                                                    -------
as the "Companies"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation,
        ---------
as administrative agent (hereinafter, in such capacity, the "Administrative
                                                             --------------
Agent") for itself and other lending institutions (hereinafter, collectively,
-----
the "Lenders") which are or may become parties to a Revolving Credit Agreement
     -------
dated as of March 29, 2002March [__], 2002 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lenders and the
              ------ ---------
Administrative Agent.

     WHEREAS, it is a condition precedent to the Lenders' making any loans or otherwise extending credit to the Borrowers under the Credit Agreement that each Company execute and deliver to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a security agreement in substantially the form hereof; and

     WHEREAS, each Company wishes to grant a security interest in favor of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions.
        -----------

     All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State",
                                                                         -----
as used herein, means the Commonwealth of Massachusetts. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a

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                                      -2-

term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

     2. Grant of Security Interest.
        --------------------------

     Each Company hereby grants to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, the following properties, assets and rights of such Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature
     ----------
including without limitation all goods (including inventory, equipment (including trucks, tractors, trailers and related motor vehicle equipment) and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts (including the Fleet Concentration Account, the Interim Concentration Accounts, the Local Accounts and the Operating Account), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles); provided, however, that the Collateral shall not include any Real Estate, any ownership interests in Transplace, Inc., Johnson-Houston Xpress, LLC or Xtra Benefit Plans, LLC or any of the assets described on Schedule A hereto so long as the grant of a security
                           -------- -
interest in such assets described on Schedule A would be prohibited by
                                     -------- -
contractual arrangements of such Company in existence on the Closing Date (collectively, the "Excluded Assets"). The Administrative Agent acknowledges
                    -------- ------
that the attachment of its security interest in any commercial tort claim as original collateral is subject to each Company's compliance with ss.4.8.

     3. Authorization to File Financing Statements.
        ------------------------------------------

     Each Company hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company other than the Excluded Collateral or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls


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                                      -3-

within the scope of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of
Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Company is an organization, the type of organization and any organizational identification number issued to such Company. Each Company agrees to furnish any such information to the Administrative Agent promptly upon request. Each Company also ratifies its authorization for the Administrative Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

     4. Other Actions.
        -------------

     Further to insure the attachment, perfection and first priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent's security interest in the Collateral, each Company agrees, in each case at such Company's own expense, to take the following actions with respect to the following Collateral and without limitation on such Company's other obligations contained in this Agreement:

               4.1.  Motor Vehicle Equipment.
                     -----------------------

               (a) On the Closing Date. Each item of Collateral, the ownership
                   -------------------
     of, or title to, which is evidenced by a motor vehicle or other certificate of title statute (the "Titled Equipment"), the jurisdiction in which each
                            ----------------
     such item of Titled Equipment is registered or titled, and the vehicle identification number, or other appropriate serial number relating thereto, is listed on the Schedule of Titled Equipment (the "Schedule of Titled
                                                         ------------------
     Equipment") attached to the Perfection Certificate delivered by the
     ---------
     Companies to the Administrative Agent. As soon as practical, but in no event later than April 5, 2002, each Company shall either (i) deliver to the Administrative Agent properly completed applications to note the lien of the Administrative Agent on the certificates of title with respect to each item of Titled Equipment owned by such Company which will evidence the lien of the Administrative Agent in such Titled Equipment together with the originals of each such certificate of title and provide for payment of all filing fees with respect thereto or (ii) make appropriate electronic application(s) to note the lien of the Administrative Agent on certificates of title (which will evidence the lien of the Administrative Agent in such Titled Equipment) with the appropriate state registries of motor vehicles on behalf of the Administrative Agent and provide

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                                      -4-

     evidence satisfactory to the Administrative Agent that originals of such certificates of title have been delivered to such registries of motor vehicles and that such Company has paid all filing fees relating to such applications.

          (b)  Covenants of the Companies. Each Company will, at all times, (i)
               --------------------------
     maintain the registration and titling of each item of Titled Equipment in the jurisdiction set forth with respect thereto on the applicable Perfection Certificate and (ii) cause the lien of the Administrative Agent on each item of Titled Equipment to be noted on the certificate of title relating thereto. Upon the acquisition by any Company of any additional Titled Equipment, such Company shall promptly, and in any event within twenty (20) days after such acquisition, (i) cause the lien of the Administrative Agent on such Titled Equipment to be noted on the certificate of title relating thereto and (ii) deliver to the Administrative Agent a copy of such certificate of title (which shall evidence the lien of the Administrative Agent thereon). In addition, each Company will cause all additional Titled Equipment to be listed on an updated Schedule of Titled Equipment, which updated Schedule of Titled Equipment shall be delivered to the Administrative Agent contemporaneously with the delivery of unaudited consolidated balance sheets in accordance with ss.8.4(b) of the Credit Agreement.

          4.2. Promissory Notes and Tangible Chattel Paper.
               -------------------------------------------

          If any Company shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, such Company shall, as soon as is reasonably practical, endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify.

          4.3. Deposit Accounts.
               ----------------

          For each deposit account that each Company, now or at any time hereafter, opens or maintains, each such Company shall, at the Administrative Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (a) cause the depositary bank to agree to comply at any time with instructions from the Administrative Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Company, or (b) arrange for the Administrative Agent to become the customer of the


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                                      -5-

     depositary bank with respect to the deposit account, with such Company being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph shall not apply to (i) any deposit account for which the Administrative Agent is the depositary bank and is in automatic control, and (ii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Company's salaried employees.

          4.4. Investment Property.
               -------------------

          If any Company shall, now or at any time hereafter, hold or acquire any certificated securities, such Company shall, as soon as is reasonably practical, endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify. If any securities now or hereafter acquired by any Company are uncertificated and are issued to such Company or its nominee directly by the issuer thereof, such Company shall immediately notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (a) cause the issuer to agree to comply without further consent of such Company or such nominee, at any time with instructions from the Administrative Agent as to such securities, or (b) arrange for the Administrative Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Company are held by such Company or its nominee through a securities intermediary or commodity intermediary, such Company shall immediately notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Company or such nominee, at any time with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such investment property, with such Company being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Administrative Agent is the securities intermediary.

          4.5. Collateral in the Possession of a Bailee.
               ----------------------------------------

          If any Collateral is, now or at any time hereafter, in the possession of a bailee, the Companies shall promptly notify the Administrative Agent thereof and, at the Administrative Agent's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Administrative Agent, that the bailee holds such Collateral for the benefit of the Administrative Agent and such bailee's agreement to comply, without further consent of the Companies, at any time with instructions of the Administrative Agent as to such Collateral.

          4.6. Electronic Chattel Paper and Transferable Records.
               -------------------------------------------------

          If any Company, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Company shall promptly notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control, under ss.9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

          4.7. Letter-of-credit Rights.
               -----------------------

          If any Company is, now or at any time hereafter, a beneficiary under a letter of credit now or hereafter, such Company shall promptly notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, such Company shall, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of the letter of credit or (b) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Credit Agreement.

                  4.8.  Commercial Tort Claims.
                        ----------------------

                  If any Company shall, now or at any time hereafter, hold or acquire a commercial tort claim, such Company shall immediately notify the Administrative Agent in a writing signed by such Company of the particulars thereof and grant to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Administrative Agent.

                  4.9.  Accounts Receivable; Leases.
                        ---------------------------

                  With respect to all existing leases of each Company that are Collateral hereunder or pursuant to which a Company, as lessor, leases trucks, tractors, trailers or other motor vehicle equipment comprising Collateral to third parties, such Company shall conspicuously stamp such Company's original counterpart of each such lease and any other counterpart thereof that comes into such Company's possession with a legend, in form and substance satisfactory to the Administrative Agent, clearly indicating that such lease and a portion or all of the Motor Vehicle Equipment leased thereunder are subject to the security interest granted pursuant hereto. With respect to all leases of each Company entered into on or after the date hereof that will constitute Collateral hereunder or pursuant to which a Company, as lessor, will lease Motor Vehicle Equipment comprising Collateral to third parties, such Company agrees that (i) each such lease shall be executed in three original counterparts, one and only one of which shall be designated the "Lessor's Original", (ii) only the Lessor's Original counterpart of
              -------- --------
         each such lease shall be deemed to constitute chattel paper under the UCC and (iii) each such lease shall contain a provision setting forth the terms contained in clauses (i) and (ii) of this sentence. Each such Company shall conspicuously stamp the Lessor's Original counterpart of each such lease and any other counterpart thereof that comes into such Company's possession with a legend, in form and substance satisfactory to the Administrative Agent, clearly indicating that such

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                                      -8-

         lease and a portion or all of the Motor Vehicle Equipment leased thereunder are subject to the security interest granted pursuant hereto. Each Company shall provide to the Administrative Agent upon request copies of any leases to which any portion of the Collateral is subject.

                  4.10. Other Actions as to any and all Collateral.
                        ------------------------------------------

                  Each Company further agrees, upon the request of the Administrative Agent and at the Administrative Agent's option, to take any and all other actions as the Administrative Agent may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that such Company's signature thereon is required therefor, (b) causing the Administrative Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Administrative Agent to enforce, the Administrative Agent's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Administrative Agent to enforce, the Administrative Agent's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals, in form and substance satisfactory to the Administrative Agent, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral and (e) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Administrative Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

         5.  Relation to Other Security Documents.
             ------------------------------------

         The provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

                  5.1.  Stock Pledge Agreement.
                        ----------------------

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                                      -9-

                  Concurrently herewith each of the Borrowers is executing and delivering to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a stock pledge agreement pursuant to which each Borrower is pledging to the Administrative Agent all of the shares of the capital stock of such Borrower's subsidiary or subsidiaries. Such pledges shall be governed by the terms of such stock pledge agreement and not by the terms of this Agreement.

                  5.2.  Trademark Assignments.
                        ---------------------

                  Concurrently herewith certain of the Companies are executing and delivering to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, the Trademark Assignments pursuant to which such Companies are assigning to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, certain Collateral consisting of trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Trademark Assignments are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Assignments shall derogate from any of the rights or remedies of the Administrative Agent or any of the Lenders hereunder. Neither the delivery of, nor anything contained in, the Trademark Assignments shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

         6.  Representations and Warranties Concerning each Company's Legal
             --------------------------------------------------------------
Status.
------

         The Companies have previously delivered to the Administrative Agent a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). Each Company represents and warrants to the Lenders
 ---------- -----------
and the Administrative Agent as follows: (a) each Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof,
(b) each Company is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth each Company's organizational identification number or accurately states that such Company has none, (d) the Perfection Certificate accurately sets forth each Company's place of business or, if more than one, its chief executive office, as well as such Company's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Companies is accurate and complete and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Companies.

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                                      -10-

         7.  Covenants Concerning each Company's Legal Status.
             ------------------------------------------------

         Each Company covenants with the Lenders and the Administrative Agent as follows: (a) without providing at least thirty (30) days prior written notice to the Administrative Agent, such Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if such Company does not have an organizational identification number and later obtains one, such Company will forthwith notify the Administrative Agent of such organizational identification number, and (c) such Company will not change its type of organization, jurisdiction of organization or other legal structure.

         8.  Representations and Warranties Concerning Collateral, Etc.
             ---------------------------------------------------------

         Each Company further represents and warrants to the Lenders and the Administrative Agent as follows: (a) such Company is the owner of the Collateral, free from any right or claim of any person or any adverse lien, except for the security interest created by this Agreement and the Permitted Liens set forth in (S)9.2 of the Credit Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in
(S)9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) such Company holds no commercial tort claim except as indicated on the Perfection Certificate, (e) such Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete, and (g) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Companies.

         9.  Covenants Concerning Collateral, Etc.
             ------------------------------------

         Each Company further covenants with the Lenders and the Administrative Agent as follows: (a) the Collateral, to the extent not delivered to the Administrative Agent pursuant to (S)4, will be kept at those locations listed on the Perfection Certificate and such Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Administrative Agent, (b) except for the security

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                                      -11-

interest herein granted and the Permitted Liens set forth in (S)9.2 of the Credit Agreement, the Companies shall be the owners of the Collateral free from any right or claim of any other person or any lien, and such Company shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Administrative Agent or any of the Lenders, (c) such Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any lien in the Collateral in favor of any Person, other than the Administrative Agent, (d) such Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) such Company will permit the Administrative Agent, or its designee, to inspect the Collateral at any reasonable time, wherever located,
(f) such Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) such Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) such Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales and leases of inventory and equipment in the ordinary course of business.

         10. Insurance.
             ---------

                  10.1. Maintenance of Insurance.
                        ------------------------

                  Each Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that such Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Administrative Agent. In addition, all such insurance shall be payable to the Administrative Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Lenders and the Administrative Agent. Without limiting the foregoing, each Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Company; business interruption insurance; and product liability insurance.

                  10.2.  Insurance Proceeds.
                         ------------------

                  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $2,500,000, be disbursed to any Company for direct application by such Company solely to the repair or replacement of such Company's property so damaged or destroyed and (b) in all other circumstances, be held by the Administrative Agent as cash collateral for the Obligations. The Administrative Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Administrative Agent may reasonably prescribe, for direct application by any Company solely to the repair or replacement of such Company's property so damaged or destroyed, or the Administrative Agent may apply all or any part of such proceeds to the Obligations with the Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

                  10.3.  Continuation of Insurance.
                         -------------------------

                  All policies of insurance shall provide for at least thirty
         (30) days prior written cancellation notice to the Administrative Agent. In the event of failure by any Company to provide and maintain insurance as herein provided, the Administrative Agent may, at its option, provide such insurance and charge the amount thereof to the Companies. Each Company shall furnish the Administrative Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

         11.  Collateral Protection Expenses; Preservation of Collateral.
              ----------------------------------------------------------

                  11.1.  Expenses Incurred by Administrative Agent.
                         -----------------------------------------

                  In the Administrative Agent's discretion, if any Company fails to do so, the Administrative Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. Each Company agrees to reimburse the Administrative Agent on demand for all expenditures so made. The Administrative Agent shall have no obligation to any Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

                  11.2.  Administrative Agent's Obligations and Duties.
                         ---------------------------------------------

                  Anything herein to the contrary notwithstanding, each Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by such Company thereunder. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to any of the Collateral, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Administrative Agent or to which the Administrative Agent or any Lender may be entitled at any time or times. The Administrative Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Administrative Agent deals with similar property for its own account.

         12.  Securities and Deposits.
              -----------------------

         During the continuance of an Event of Default and during any time when any amount is due and payable under the Credit Agreement, the Administrative Agent may (i) transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations and (ii) demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Administrative Agent or any Lender to any Company may at any time be applied to or set off against any of the Obligations.

         13.  Notification to Account Debtors and Other Persons Obligated on
              --------------------------------------------------------------
Collateral.
----------

         Each Company shall, at the request of the Administrative Agent, which request shall be made only after the occurrence of an Event of Default, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Administrative Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Administrative Agent or to any financial institution designated by the Administrative Agent as the Administrative Agent's agent therefor, and the Administrative Agent may itself, upon the occurrence of an Event of Default, without notice to or demand upon such Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, such Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Company as trustee for the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, without commingling the same with other funds of such Company and shall turn the same over to the Administrative Agent in the identical form received, together with any necessary endorsements or assignments. The Administrative Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Administrative Agent to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

         14.  Power of Attorney.
              -----------------

                  14.1.  Appointment and Powers of Administrative Agent.
                         ----------------------------------------------

                  Each Company hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Company or in the Administrative Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Company, without notice to or assent by such Company, to do the following:

                           (a) upon the occurrence and during the continuance of
                  an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at such Company's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Administrative Agent's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to such Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Administrative Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                           (b) to the extent that such Company's authorization
                  given in (S)3 is not sufficient, to file such financing statements with respect hereto, with or without such Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Administrative Agent may deem appropriate and to execute in such Company's name such financing statements and amendments thereto and continuation statements which may require such Company's signature.

                  14.2.  Ratification by the Companies.
                         -----------------------------

                  To the extent permitted by law, each Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                  14.3.  No Duty on Administrative Agent.
                         -------------------------------

                  The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Administrative Agent and the Lenders in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Company for any act or failure to act, except for the Administrative Agent's own gross negligence or willful misconduct.

         15.  Rights and Remedies.
              -------------------

         If an Event of Default shall have occurred and be continuing, the Administrative Agent, without any other notice to or demand upon the Companies, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Administrative Agent may, so far as any Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Administrative Agent may in its discretion require each Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such Company's principal office(s) or at such other locations as the Administrative Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent shall give to the Companies at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Company hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, to the extent permitted by law, each Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Administrative Agent's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

         16.  Standards for Exercising Rights and Remedies.
              --------------------------------------------

         To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Company acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent (a) to fail to incur expenses reasonably deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as such Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Company acknowledges that the purpose of this (S)16 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would fulfill the Administrative Agent's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Administrative Agent's exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this
(S)16. Without limitation upon the foregoing, nothing contained in this ss.16 shall be construed to grant any rights to any Company or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this ss.16.

         17.  No Waiver by Administrative Agent, Etc.
              --------------------------------------

         The Administrative Agent shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Administrative Agent with the consent of the Required Lenders. No delay or omission on the part of the Administrative Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Administrative Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Administrative Agent deems expedient.

         18.  Suretyship Waivers by the Companies.
              -----------------------------------

         Each Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Administrative Agent may deem advisable. The Administrative Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in
(S)11.2. Each Company further waives any and all other suretyship defenses.

         19.  Marshalling.
              -----------
         Neither the Administrative Agent nor any Lender shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Administrative Agent or any Lender hereunder and of the Administrative Agent or any Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Company hereby irrevocably waives the benefits of all such laws.

         20.  Proceeds of Dispositions; Expenses.
              ----------------------------------

         Each Company shall pay to the Administrative Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Administrative Agent in protecting, preserving or enforcing the Administrative Agent's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Companies. In the absence of final payment and satisfaction in full of all of the Obligations, each Company shall remain liable for any deficiency.

         21.  Overdue Amounts.
              ---------------

         Until paid, all amounts due and payable by the Companies hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in (S)5.11 of the Credit Agreement.

         22.  Governing Law; Consent to Jurisdiction.
              --------------------------------------

         THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. Each Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Company by mail at the address specified in ss.16.6 of the Credit Agreement. Each Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         23.  Waiver of Jury Trial.
              --------------------

         EACH COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Company (a) certifies that neither the Administrative Agent or any Lender nor any representative, agent or attorney of the Administrative Agent or any Lender has represented, expressly or otherwise, that the Administrative Agent or any Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Administrative Agent or any Lender is a party, the Administrative Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this (S)23.

         24.  Miscellaneous.
              -------------

         The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Company acknowledges receipt of a copy of this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each Company has caused this Agreement to be duly executed as of the date first above written.



                                   U.S. XPRESS ENTERPRISES, INC.



                                   By:  /s/ Ray M. Harlin
                                       ----------------------------------------
                                        Name: Ray M. Harlin
                                        Title: Executive Vice President of
                                               Finance, Chief Financial Officer
                                               and Assistant Secretary


                                   U.S. XPRESS, INC.



                                   By:  /s/ Ray M. Harlin
                                       ----------------------------------------
                                        Name: Ray M. Harlin
                                        Title: Assistant Secretary



                                   CSI/CROWN, INC.


                                   By:  /s/ Ray M. Harlin
                                       ----------------------------------------
                                        Name: Ray M. Harlin
                                        Title: Assistant Secretary



                                   U.S. XPRESS LEASING, INC.


                                   By:  /s/ Ray M. Harlin
                                       ----------------------------------------
                                        Name: Ray M. Harlin
                                        Title: Assistant Secretary

                                   XPRESS AIR, INC.



                                   By: /s/ Ray M. Harlin
                                       -------------------------------
                                        Name: Ray M. Harlin
                                        Title: Assistant Secretary





                                   XPRESS COMPANY STORE, INC.


                                   By: /s/ Ray M. Harlin
                                       -------------------------------
                                        Name: Ray M. Harlin
                                        Title: Assistant Secretary



                                   XPRESS HOLDINGS, INC.


                                   By: /s/ Christopher Monigle
                                       -------------------------------
                                        Name:  Christopher Monigle
                                        Title: Secretary and Treasurer



                                   CSI ACQUISITION CORPORATION


                                   By: /s/ Ray M. Harlin
                                       -------------------------------
                                        Name: Ray M. Harlin
                                        Title: Assistant Secretary



                                   DEDICATED XPRESS SERVICES, INC.


                                   By: /s/ Ray M. Harlin
                                       -------------------------------
                                        Name: Ray M. Harlin
                                        Title: Assistant Secretary

Accepted:
FLEET CAPITAL CORPORATION,
as Administrative Agent

By: /s/ Christopher Godfrey
    ----------------------------
    Name:  Christopher Godfrey
    Title: Senior Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF MASS.         )
                                       )  ss.
COUNTY OF SUFFOLK                      )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Executive Vice President of Finance, Chief Financial Officer and Assistant Secretary of U.S. Xpress Enterprises, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                           /s/ Frances A. Lyle
                                           -------------------------------
                                           Notary Public
                                           My commission expires: Oct. 26, 2002



COMMONWEALTH OR STATE OF MASS.         )
                                       )  ss.
COUNTY OF SUFFOLK                      )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Secretary of U.S. Xpress, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                           /s/ Frances A. Lyle
                                           -------------------------------
                                           Notary Public
                                           My commission expires: Oct. 26, 2002

COMMONWEALTH OR STATE OF MASS. )
                               )  ss.
COUNTY OF SUFFOLK              )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Secretary of CSI/Crown, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                           /s/ Frances A. Lyle
                                           ------------------------------------
                                           Notary Public
                                           My commission expires: Oct. 26, 2002



COMMONWEALTH OR STATE OF MASS. )
                               )  ss.
COUNTY OF SUFFOLK              )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Secretary of U.S. Xpress Leasing, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                           /s/ Frances A. Lyle
                                           ------------------------------------
                                           Notary Public
                                           My commission expires: Oct. 26, 2002

COMMONWEALTH OR STATE OF MASS. )
                               )  ss.
COUNTY OF SUFFOLK              )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29rh day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Secretary of Xpress Air, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                          /s/ Frances A. Lyle
                                          -------------------------------------
                                          Notary Public
                                          My commission expires: Oct. 26, 2002



COMMONWEALTH OR STATE OF MASS. )
                               )  ss.
COUNTY OF SUFFOLK              )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Secretary of Xpress Company Store, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                          /s/ Frances A. Lyle
                                          -------------------------------------
                                          Notary Public
                                          My commission expires: Oct. 26, 2002

COMMONWEALTH OR STATE OF NEVADA          )
                                         )  ss.
COUNTY OF CLARK                          )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29 day of March, 2002, personally appeared Christopher Monigle to me known personally, and who, being by me duly sworn, deposes and says that he is the Secretary and Treasurer of Xpress Holdings, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                            /s/ Jane Parr
                                            -------------------------------
                                            Notary Public
                                            My commission expires: 1/21/2005



COMMONWEALTH OR STATE OF MASS.           )
                                         )  ss.
COUNTY OF SUFFOLK                        )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Secretary of CSI Acquisition Corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                            /s/ Frances A. Lyle
                                            -------------------------------
                                            Notary Public
                                            My commission expires: Oct. 26, 2002

COMMONWEALTH OR STATE OF MASS.           )
                                         )  ss.
COUNTY OF SUFFOLK                        )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of March, 2002, personally appeared Ray M. Harlin to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Secretary of Dedicated Xpress Services, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Assistant Secretary acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/ Frances A. Lyle
                                       -----------------------------------
                                       Notary Public
                                       My commission expires: Oct. 26, 2002

                                   Schedule A
                                   ----------

                                 Excluded Assets